UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2016

Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 News Release dated December 6, 2016

Item 8.01. Other Events.

On December 6, 2016, Belden Inc. issued a press release updating the status of Belden’s proposal to acquire Digi International Inc. (the “Company”). The press release, including the full text of a letter addressed to the Company’s board of directors and delivered to Mr. William N. Priesmeyer, Chairman of the Board, and Mr. Ron Konezny, President & Chief Executive Officer, is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Company news release dated December 6, 2016, titled “Belden Submits Additional Letter to Digi International Inc. Regarding Potential Acquisition”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: December 6, 2016	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President-Legal, General
Counsel and Corporate Secretary

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